AIRPORT SYSTEMS INTERNATIONAL, INC.

                           INVESTOR'S RIGHTS AGREEMENT


      THIS INVESTOR'S RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 7th day of February, 2000, by and among AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation (the "Company"), and KCEP VENTURES II, L.P., a Kansas limited partnership (the "Investor").

                                    RECITALS

      A. The Company proposes to sell and issue 198,413 shares of its common stock (the "Initial Shares"), a convertible subordinated debenture in the amount of $500,000 (the "Convertible Debenture"), and a warrant to purchase 45,635 shares of its common stock (the "Warrant") (the Initial Shares, the Convertible Debenture and the Warrant are collectively referred to herein as the "Securities") pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement").

      B. As a condition of entering into the Investment Agreement, the Investor has requested that the Company grant to it certain rights (including, without limitation, registration rights) as set forth below.

                                   SECTION 1

                RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
                               REGISTRATION RIGHTS

      1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

            (a) "Board of Directors" shall mean the Company's board of directors, as it may exist from time to time.

            (b) "Closing" shall mean the date as set forth in the Investment Agreement.

            (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

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            (e) "DCI Stockholders" shall mean Chris I. Hammond, Larry C. Klusman and William D. Cook who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

            (f) "Registrable Securities" shall mean (i) any Initial Shares, (ii) shares of common stock issued or issuable pursuant to the conversion of the Convertible Debenture (the "Debenture Shares"), (iii) shares of common stock issued or issuable pursuant to the exercise of the Warrant, and (iv) any common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares of common stock of the Company referenced in (i)-(iii) above; provided, however, that Registrable Securities shall not include any shares of common stock that have previously been registered or which have been sold to the public.

            (g) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            (h) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration (including all pre- and post-effective amendments to the registration statements), and expenses associated with the listing for quotation on the American Stock Exchange of the Registrable Securities, but shall not include Selling Expenses and fees and disbursements of counsel for the Investor, except for fees and disbursements of counsel for the Investor or the Stockholders as provided in Section 1.4 hereof, and shall not include the compensation of regular employees of the Investor or the Stockholders, which shall be paid in any event by the Investor or the Stockholders.

            (i) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

            (j) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

            (k) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

            (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of Registrable Securities, fees and disbursements of counsel for the Investor or the Stockholders, any fees and expenses incurred in order to amend or supplement the registration statement or prospectus to reflect transferees, donees, or pledgees, or any costs or


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

      expenses related to any road shows or similar sales efforts on behalf of the Investors or Stockholders.

            (m) "Stockholders" shall mean the Investor and any persons or entities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.10 hereof.

      1.2 REQUESTED REGISTRATION.

            (a) REQUEST FOR REGISTRATION. If the Company shall receive at any time a written request from the Investor that the Company effect any registration with respect to at least thirty percent (30%) of the Registrable Securities, the Company will:

                  (i) promptly give written notice of the proposed registration to all Stockholders and the DCI Stockholders; and

                  (ii) as soon as practicable, use commercially reasonable
            efforts to effect such registration (including, without limitation, filing post-effective amendments, obtaining appropriate qualifications under applicable blue sky or other state securities laws, and ensuring appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request by the Investor, together with all or such portion of the Registrable Securities of any Stockholder joining in such request as are specified in a written request received by the Company within thirty (30) days after the written notice from the Company referred to in subclause (i) above is mailed or delivered.

      The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

                  (A) (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (ii) in any particular jurisdiction in which the Company is not qualified to do business or would be required to do business as a foreign corporation and where it would not otherwise be required to so qualify, or (iii) subject itself to taxation in any such jurisdiction;

                  (B) After the Company has initiated two such registrations pursuant to this Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective and registrations which have been withdrawn by the Investor or the Stockholders and as to which the Investor or any other Stockholder has not elected to bear the Registration Expenses pursuant to
            Section 1.4); or

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


                  (C) If the Company is unable to obtain the commitment of an underwriter to firmly underwrite the offering.

            (b) FILING OF REGISTRATION STATEMENT. Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Investor; PROVIDED, HOWEVER, the Company: (i) at its sole discretion, may offer a right to participate in such registration statement at such time to the DCI Stockholders, (ii) shall be entitled to postpone for a reasonable period of time, but not in excess of ninety (90) days, the filing of any registration statement otherwise required to be prepared pursuant to this
      Section 1.2 if Company is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter that such offering would in its opinion be adversely affected by the registration so requested, and (iii) shall be entitled to postpone such required registration for up to ninety (90) days if the Company determines reasonably and in good faith, in view of the advisability of deferring public disclosure of material corporate developments or other information that such registration and the disclosure required to be made pursuant thereto would not be in the best interest of the Company at such time.

      The registration statement filed pursuant to the request of the Investor may, subject to the provisions of Sections 1.2(b) and 1.12 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

            (c) PROCEDURES. If Stockholders or the DCI Stockholders shall request inclusion in any registration pursuant to this Section 1.2, the Company shall offer to include such securities in the underwriting and may condition such offer on its acceptance of the further applicable provisions of this Section 1 (including Section 1.12 hereof). The Company shall (together with all Stockholders) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Investor in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.12 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(c), then the Company shall offer to all Stockholders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Stockholders requesting additional inclusion in accordance with Section 1.12 hereof.


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

      1.3 COMPANY REGISTRATIONS.

            (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder exercising demand registration rights (other than pursuant to Section 1.2 hereof), other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                  (i) promptly give to all Stockholders written notice thereof;
            and

                  (ii) include in such registration (and any related
            qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) and Section 1.12 hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Stockholder and received by the Company within thirty (30) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Stockholder's Registrable Securities.

            (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 1.3(a)(i) hereof. In such event, the right of any Stockholder to registration pursuant to this Section 1.3 shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

      Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all Stockholders of securities holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting (other than on behalf of the Company) as set forth in Section 1.12 hereof. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an


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

aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.12 hereof.

      1.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 1.3 hereof, and the two registrations pursuant to Section 1.2 hereof shall be borne by the Company; provided, however, that if the Investor or any other Stockholder pays all the Registration Expenses for any registration proceeding begun pursuant to Section 1.2 hereof which is subsequently withdrawn by the Investor, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof. Notwithstanding the foregoing, in the event that a withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Investor at the time of its request for registration under Section 1.2 hereof, the Company will bear the Registration Expenses, and such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Investor does not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the amount of securities so registered on their behalf. The Company shall not, under any circumstances, be required in connection with a registration hereunder, to (x) conduct any road shows or similar sales efforts for the Investor, (y) pay any expenses to the Investor for any road shows or similar sales efforts, or (z) pay any fees and disbursements of counsel for the Investor.

      1.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

            (a) Keep such registration effective for a period of one hundred eighty (180) days or until the Stockholders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such one hundred eighty
      (180) day period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Company.

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

            (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Stockholder or Underwriter from time to time may reasonably request in order to facilitate the public offering of such securities;

            (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the


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

      Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; and

            (e) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of common stock, provided such underwriting agreement contains customary indemnification provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

      1.6 INDEMNIFICATION.

            (a) The Company will indemnify the Investor, each of its officers, directors and partners, legal counsel, and accountants and each person controlling the Investor within the meaning of section 15 of the Securities Act, to the extent any registration, qualification, or compliance is effected on its behalf, pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Investor, each of its officers, directors, partners, legal counsel, and accountants and each person controlling the Investor, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission to the Company by the Investor, any Stockholder or any underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

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

            (b) The Investor will, to the extent Registrable Securities, are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, stockholders, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, and each of their officers, directors, and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with information provided to the Company by the Investor and stated to be specifically for use therein; PROVIDED, however, that the obligations of the Investor hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

            (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand


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

      and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

      1.7 INFORMATION BY STOCKHOLDER. Each Stockholder of Registrable Securities shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

      1.8 LIMITATIONS ON REGISTRATION OF ISSUES OF SECURITIES. Without the consent of the Investor and except for the rights granted to the DCI Stockholders, the Company shall not grant any registration rights which are senior to the rights of the Investor hereunder.

      1.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time;

            (c) So long as the Investor owns any Registrable Securities, furnish to the Investor forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

      1.10 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to the Investor by the Company under this Section 1 may be transferred or assigned by the Investor only to a transferee or assignee of not less than fifty-one percent (51%) of the Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the


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

Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of the Investor under this Agreement in a writing delivered to the Company. Upon consummation of such transfer or assignment, the Investor shall no longer be able to exercise the rights and shall not incur further obligations attributed to the "Investor" hereunder.

      1.11 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of common stock (or other securities) of the Company, the Stockholders shall not sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by such holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, that all officers and directors of the Company and all other persons holding five percent (5%) or more of the Company's outstanding stock enter into similar agreements and provided further, that the Stockholders shall not be so prohibited from selling or otherwise transferring or disposing of any common stock (or other securities) of the Company if a Stockholder seeks inclusion in such registration but is unable to participate as a result of the limitations provided in Section 1.3(b) and Section 1.12 of this Agreement.

      The obligations described in this Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

      1.12 ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and securities of the Company held by others who have been granted registration rights, including the DCI Stockholders, (the "Other Shares") are the subject of a request to be included in a registration and cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among those requesting inclusion of shares as follows:

            (a) Upon a request for registration by the Investor pursuant to
      Section 1.2, the Other Shares to be included in such registration shall be reduced pro rata among the holders of such shares to the extent necessary to accommodate the sale of ALL of the Registrable Securities by the Investor and Stockholders, even if such reduction may eliminate the opportunity for the sale of Other Shares. If, after the Other Shares are eliminated from such registration, limitations remain on the Registrable Securities to be included in such registration, the Registrable Securities to be included shall be reduced on a pro rata basis among the Investor and the Stockholders.

            (b) Upon a registration proposed by another holder of Company securities pursuant to Section 1.3, the Registrable Securities to be included in such registration shall be



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

      reduced pro rata among the Investor and the Stockholders to the extent necessary to accommodate the sale of ALL of the Other Shares by such other holder, even if such reduction may eliminate the opportunity for the sale of the Registrable Securities.

            (c) Upon a registration proposed by the Company pursuant to Section 1.3, the number of Registrable Securities and Other Shares to be included in such registration shall, AFTER the inclusion of all shares proposed for sale by the Company, be allocated pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by the Investor, the holders, and stockholders of Other Shares, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration below twenty-five percent (25%) of the total amount of securities included in such offering. If the Investor, the Stockholder, or other security holders do not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Stockholders have been so allocated.

            (d) The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights. To facilitate the allocation of Securities in accordance with the above provisions, the Company or the Underwriters may round the number of Securities allocated to any Stockholder to the nearest 100 Securities.

      1.13 DELAY OF REGISTRATION. The Investor shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

      1.14 TERMINATION OF REGISTRATION RIGHTS. The right of the Investor to request registration or inclusion in any registration pursuant to Section 1.2 or
1.3 hereof shall terminate on the closing of an acquisition of the Registrable Securities in exchange for publicly traded stock of another entity.

                                   SECTION 2
                            COVENANTS OF THE COMPANY

      The Company hereby covenants and agrees, so long as the Investor owns Securities or Registrable Securities representing not less than fifty percent (50%) of the total potential amount of Registrable Securities, as follows:

      2.1 BASIC FINANCIAL INFORMATION. The Company will furnish to the Investor the following upon request:

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

            (a) Within 90 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and statements of income and of changes in financial condition of the Company for such year (A) prepared in accordance with generally accepted accounting principles, (B) audited by an independent accounting firm reasonably acceptable to Investor, and (C) including such other information as is necessary to verify the financial conditions of the Company.

            (b) Within 30 days after the end of each calendar month (other than a calendar month during which any fiscal quarter or fiscal year of the Company ends), an unaudited balance sheet of the Company as of the end of such month and unaudited statements of income and of changes in financial condition of the Company for such month and for the current fiscal year to the end of such month;

            (c) As soon as available, but in any event within 30 days after commencement of each new fiscal year, a business plan that shall contain projected quarterly and annual financial statements and quarterly and annual operating and capital budgets for such fiscal year, which such plan shall be submitted to Company's Board of Directors for approval within such time; and

            (d) With reasonable promptness, such other information and financial data concerning the Company as Investor may reasonably request, including, without limitation, quarterly and annual budgets and summaries of financial plans.

      2.2 FUTURE INVESTMENTS. In the event Company shall commence a private equity financing within five years subsequent to the date of this Agreement, Investor shall have the right to purchase the number of shares necessary to maintain its percentage interest in the common stock of the Company.

                                   SECTION 3
                              BOARD REPRESENTATION

      3.1 BOARD OF DIRECTORS. So long as the Convertible Debenture purchased by Investor pursuant to the Investment Agreement remains outstanding and is not converted into shares of common stock of the Company, and thereafter so long as KCEP Ventures II, L.P. beneficially owns Securities or Registrable Securities representing not less than fifty percent (50%) of the total potential amount of Registrable Securities, the Board of Directors of the Company shall nominate and recommend to the stockholders of the Company for election a person designated by KCEP Ventures II, L.P. (and reasonably acceptable to the Board of Directors) to be elected to the Board of Directors, who shall serve in accordance with the provisions of the Articles of Incorporation and the Bylaws of the Company. KCEP Ventures II, L.P.'s designated director may choose to serve on, and shall then be appointed to, the Audit Committee of the Board of Directors of the Company. KCEP Ventures II, L.P.'s designated director shall receive the same fees, and shall be insured by the same director and officer insurance policy paid for by the Company, as current members of the Board of Directors of the Company and shall be allowed to participate in the option program on the same terms and conditions as other members of the Board of Directors of the Company.

                                   SECTION 4
                                  MISCELLANEOUS

      4.1 GOVERNING LAW. This Agreement is delivered and shall be construed in accordance with the laws of the State of Kansas, without regard to the conflicts of laws provisions thereof.

      4.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      4.3 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersedes all prior agreements between the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Stockholders owning at least a majority of the Registrable Securities (on an as-converted basis) not resold to the public, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders.

      4.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier or sent via facsimile addressed (a) if to Investor, at 233 West 47th Street, Kansas City, Missouri 64112, facsimile number (816) 960-1777,
Attention: David J. Schulte, or at such other address as the Investor or permitted assignee shall have furnished to the Company in writing with a copy to: Stinson, Mag & Fizzell, P.C., 1201 Walnut, Kansas City, Missouri, Attention:
Lynn Snelgrove, Esq., or (b) if to the Company, at 11300 West 89th Street, Overland Park, Kansas, 66214, facsimile number (913) 492-0861, Attention: Keith Cowan, or at such other address as the Company shall have furnished to the Investor in writing with a copy to Blackwell Sanders Peper Martin LLP, 2300 Main Street, Suite 1000, Kansas City, Missouri 64108, Attention: Steven F. Carman, Esq. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing, (ii) if delivered, upon delivery and (iii) if sent via facsimile, upon confirmation of receipt.

      4.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor of any breach or default under this Agreement or any waiver on the part of the Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

      4.6 SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      4.7 INFORMATION CONFIDENTIAL. The Investor acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or the Investor is required to disclose such information by a governmental body.

      4.8 TITLES AND SUBTITLES. The titles of the paragraphs and sub-paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      4.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                    AIRPORT SYSTEMS INTERNATIONAL, INC.


                                    By:_________________________________
                                         Keith S. Cowan
                                         President



                                    KCEP VENTURES II, L.P.
                                    By:  KCEP II, L.C., its General Partner

                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________